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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY
Investment Company Act file number 811-05898
Invesco Prime Income Trust
(Exact name of registrant as specified in charter)
1555 Peachtree Street, N.E., Atlanta, Georgia 30309
(Address of principal executive offices) (Zip code)
Philip A. Taylor 1555 Peachtree Street, N.E., Atlanta, Georgia 30309
(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 9/30
Date of reporting period: 6/30/11

Item 1. Schedule of Investments.

Invesco Prime Income Trust
Quarterly Schedule of Portfolio Holdings
June 30, 2011

invesco.com/us                    MS-CE-PINC-QTR-1 06/11                    Invesco Advisers, Inc.

Schedule of Investments
June 30, 2011
(Unaudited)

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Variable Rate** Senior Loan Interests 113.4%
	Aerospace & Defense 2.6%
$1,064	Arinc, Inc. Second Lien Term Loan	6.190%	10/25/15	$1,037,669
466	Avio Spa Term Loan B (Italy)	2.061	12/13/14	451,250
497	Avio Spa Term Loan C (Italy)	2.936	12/13/15	483,540
1,289	Dyncorp International LLC Term Loan B	6.250	07/05/16	1,296,965
1,447	IAP Worldwide Services, Inc. PIK First Lien Term Loan (a)	9.250	12/28/12	1,444,295
2,141	Primus International, Inc. New Term Loan	5.500	06/06/14	2,146,407
2,919	Sequa Corp. Term Loan	3.500	12/03/14	2,881,778
710	SI Organization, Inc. New Term Loan B	4.500	11/22/16	707,934
974	TASC, Inc. New Term Loan B	4.500	12/18/15	975,260
2,123	Vangent, Inc. Term Loan B	2.260	02/14/13	2,085,740
1,299	Wyle Services Corp. Term Loan B	5.750	03/27/17	1,304,620

				14,815,458

	Air Transport 0.8%
1,445	Delta Air Lines, Inc. New Term Loan B	5.500	04/20/17	1,434,407
2,326	Delta Air Lines, Inc. Term Loan B	4.250	03/07/16	2,297,903
986	US Airways Group, Inc. Term Loan	2.686	03/21/14	896,479

				4,628,789

	Automotive 4.5%
8,898	Federal-Mogul Corp. Term Loan B	2.128	12/29/14	8,436,240
96	Federal-Mogul Corp. Term Loan C	2.128	12/28/15	91,017
See accompanying notes which are an integral part of this schedule.
           Invesco Prime Income Trust

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Automotive (continued)
$2,700	Ford Motor Co. Term Loan B1	2.940%	12/16/13	$2,702,072
3,477	KAR Auction Services, Inc. Term Loan B	5.000	05/19/17	3,504,998
2,461	Key Safety Systems, Inc. First Lien Term Loan	2.440	03/08/14	2,314,610
4,210	MetoKote Corp. Term Loan Refinance	9.000	11/27/11	4,192,586
1,330	Metaldyne, LLC New Term Loan B	5.250	05/18/17	1,333,724
633	Tomkins, LLC New Term Loan B	4.250	09/29/16	634,173
386	Veyance Technologies, Inc. Delayed Draw Term Loan	2.690	07/31/14	366,862
2,695	Veyance Technologies, Inc. Initial Term Loan	2.690	07/31/14	2,561,382

				26,137,664

	Beverage & Tobacco 0.8%
2,678	DS Waters Enterprises, L.P. Term Loan B	2.436	10/27/12	2,590,910
2,000	DSW Holdings, Inc. Term Loan	4.186	03/02/12	1,908,340

				4,499,250

	Building & Development 4.7%
189	Axia Acquisition Corp. Second Lien Term Loan A (a)	11.000	03/11/16	156,055
349	Axia Acquisition Corp. Second Lien Term Loan B	5.000	03/12/16	287,814
2,303	Beacon Sales Acquisition, Inc. Term Loan B	2.260	09/30/13	2,266,553
637	Building Materials Holding Corp. Second Lien Term Loan (a)	8.000	01/05/15	571,771
6,065	Capital Automotive L.P. New Term Loan B	5.000	03/10/17	6,071,617
See accompanying notes which are an integral part of this schedule.
          Invesco Prime Income Trust

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Building & Development (continued)
$2,381	CB Richard Ellis Services, Inc. New Term Loan D	5.750%	09/04/19	$2,354,273
740	CPG International, Inc. New Term Loan B	6.000	02/18/17	741,478
1,619	Custom Building Products, Inc. Term Loan B	5.750	03/19/15	1,630,088
3,032	Ginn LA CS Borrower, LLC First Lien Term Loan (b)(d)	6.196	06/08/11	250,116
1,414	Ginn LA CS Borrower, LLC First Lien Tranche A Credit Linked (b)(d)	7.750	06/08/11	116,679
2,000	Ginn LA CS Borrower, LLC Second Lien Term Loan (b)	10.196	06/08/12	10,000
1,614	London Arena And Waterfront Finance, LLC Term Loan A (United Kingdom)	2.690	03/08/12	1,616,245
695	Nortek, Inc. Term Loan	5.250	04/26/17	695,929
381	Realogy Corp. Extended Letter of Credit	4.449	10/10/16	342,820
7,494	Realogy Corp. Extended Term Loan	4.518	10/10/16	6,744,970
488	Realogy Corp. Letter of Credit	3.200	10/10/13	458,038
364	Re/Max International, Inc. New Term Loan	5.500	04/15/16	364,763
560	Rhodes Homes New Term Loan (a)	5.307	03/31/16	455,105
1,272	South Edge, LLC Term Loan A (b)(d)	5.250	10/31/08	1,209,996
1,773	Tamarack Resorts, LLC Term Loan B (b)(d)	7.500	05/19/11	53,190
1,200	Tamarack Resorts, LLC Tranche A Credit Lined Note (b)(d)	8.051	05/19/11	36,000
See accompanying notes which are an integral part of this schedule.
          Invesco Prime Income Trust

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Building & Development (continued)
$742	WCI Communities, Inc. PIK Term Loan (a)	10.000%	09/02/16	$721,303

				27,154,803

	Business Equipment & Services 9.8%
7,319	Affinion Group, Inc. Term Loan B	5.000	10/10/16	7,318,981
5,501	Asurion Corp. New First Lien Term Loan	5.500	05/24/18	5,438,103
1,300	Asurion Corp. New Second Lien Term Loan	9.000	05/24/19	1,307,194
1,267	Bakercorp International, Inc. Term Loan B	5.000	06/01/18	1,271,169
2,668	Bright Horizons Family Solutions, Inc. Term Loan B	4.190	05/28/15	2,679,091
1,658	Brock Holdings III, Inc. New Term Loan B	6.000	03/16/17	1,669,274
320	CCC Information Services, Inc. New Term Loan B	5.500	11/11/15	321,968
2,892	Contec, LLC Term Loan B	7.750	07/28/14	2,718,678
3,887	Crawford & Co. Term Loan B	5.000	10/30/13	3,890,633
986	First Data Corp. Delayed Draw Term Loan	2.936	09/24/14	924,407
8,396	First Data Corp. Term Loan B1	2.936	09/24/14	7,792,253
1,567	First Data Corp. Term Loan B2	2.936	09/24/14	1,454,477
2,668	First Data Corp. Term Loan B3	2.936	09/24/14	2,475,944
758	Interactive Data Corp. New Term Loan B	4.750	02/12/18	760,255
802	iPayment, Inc. Term Loan B	5.750	05/08/17	805,880
852	Kronos, Inc. Second Lien Term Loan	5.996	06/11/15	847,087
320	Mitchell International, Inc. First Lien Term Loan	2.313	03/28/14	308,667
See accompanying notes which are an integral part of this schedule.
          Invesco Prime Income Trust

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Business Equipment & Services (continued)
$4,146	NCO Financial Systems Term Loan B	7.820%	05/15/13	$4,104,268
943	SMG Holdings, Inc. Term Loan B	3.330	07/27/14	916,019
146	Sorenson Communications, Inc. Term Loan C	6.000	08/16/13	141,496
1,185	SunGard Data Systems, Inc. Add on Term Loan	3.690	02/28/14	1,184,148
4,941	SunGard Data Systems, Inc. Tranche B	3.870	02/26/16	4,934,435
1,308	Symphonyiri Group, Inc. New Term Loan B	5.000	12/01/17	1,314,034
1,489	Verint Systems, Inc. Term Loan	4.500	10/27/17	1,487,927
195	Vertafore, Inc. Term Loan	5.250	07/29/16	196,103

				56,262,491

	Cable & Satellite Television 3.2%
673	Brenan Broadband Holdings, LLC Term Loan B	4.500	12/14/17	673,983
1,001	Charter Communications Operating, LLC Extended Term Loan	3.500	09/06/16	999,340
54	Charter Communications Operating, LLC New Term Loan	7.250	03/06/14	54,566
3,125	Charter Communications Operating, LLC Third Lien Term Loan	2.686	09/05/14	3,061,187
3,281	Knology, Inc. New Term Loan B	4.000	08/18/17	3,272,121
5,039	Intelsat Jackson Holdings S.A. Term Loan B	5.250	04/02/18	5,062,258
808	Mediacom Broadband, LLC Term Loan F	4.500	10/23/17	804,022
1,990	Mediacom Illinois, LLC Term Loan E	4.500	10/23/17	1,981,492
See accompanying notes which are an integral part of this schedule.
          Invesco Prime Income Trust

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Cable & Satellite Television (continued)
$1,792	Midcontinent Communications New Term Loan B	4.000%	12/30/16	$1,799,348
152	NDS Finance Ltd. New Term Loan B	4.000	03/12/18	151,588
243	UPC Broadband Holding, B.V. Term Loan T (Netherlands)	3.691	12/30/16	242,325
500	UPC Broadband Holding, B.V. Term Loan X (Netherlands)	3.691	12/29/17	495,313

				18,597,543

	Chemicals & Plastics 5.0%
1,106	Armored AutoGroup, Inc. Term Loan B	6.000	11/04/16	1,109,289
878	Brenntag Holding GmbH & Co. Acquisition Term Loan (Germany)	3.700	01/20/14	879,069
500	Brenntag Holding GmbH & Co. Second Lien Term Loan (Germany)	6.433	07/17/15	501,562
446	Brenntag Holding GmbH & Co. Term Loan B2 (Germany)	3.710	01/20/14	445,231
1,649	Cristal Inorganic Chemicals US, Inc. First Lien Term Loan	2.496	05/15/14	1,643,794
2,183	Hexion Specialty Chemicals, Inc. Extended Term Loan C1	4.000	05/05/15	2,151,800
986	Hexion Specialty Chemicals, Inc. Extended Term Loan C2	4.000	05/05/15	971,672
1,663	Hexion Specialty Chemicals, Inc. Extended Term Loan C4	4.063	05/05/15	1,664,642
420	Hexion Specialty Chemicals, Inc. Extended Term Loan C5	4.000	05/05/15	414,954
1,711	Houghton International, Inc. New Term Loan B	6.750	01/29/16	1,721,798
See accompanying notes which are an integral part of this schedule.
          Invesco Prime Income Trust

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Chemicals & Plastics (continued)
$2,659	Ineos Holding Ltd. Term Loan B2 (United Kingdom)	7.501%	12/16/13	$2,743,755
2,660	Ineos Holding Ltd. Term Loan C2 (United Kingdom)	8.001	12/16/14	2,757,718
1,047	MacDermid, Inc. Term Loan B	2.186	04/11/14	1,039,811
1,045	Nusil Technology, LLC New Term Loan	5.250	04/07/17	1,046,709
3,171	OMNOVA Solutions, Inc. Term Loan B	5.750	05/31/17	3,182,606
885	Potters Holdings II, L.P. First Lien Term Loan	6.000	05/05/17	888,117
1,956	PQ Corp. Term Loan B	3.510	07/30/14	1,899,404
3,278	Univar, Inc. Term Loan B	5.000	06/30/17	3,276,139

				28,338,070

	Clothing/Textiles 0.7%
2,000	Levi Strauss & Co. Term Loan	2.436	03/27/14	1,950,000
1,393	Varsity Brands, Inc. Term Loan B	2.690	02/22/14	1,302,552
1,037	Warnaco, Inc. Term Loan	4.500	06/15/18	1,042,509

				4,295,061

	Conglomerates 0.5%
2,574	Goodman Global Holdings, Inc. First Lien Term Loan	5.750	10/28/16	2,585,522
314	Goodman Global Holdings, Inc. Second Lien Term Loan	9.000	10/30/17	322,954

				2,908,476

	Containers & Glass Products 4.9%
2,356	Anchor Glass Container Corp. First Lien Term Loan	6.000	03/02/16	2,375,725
See accompanying notes which are an integral part of this schedule.
          Invesco Prime Income Trust

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Containers & Glass Products (continued)
$1,100	Anchor Glass Container Corp. Second Lien Term Loan	10.000%	09/02/16	$1,116,962
1,925	Berlin Packaging, LLC Term Loan	3.240	08/17/14	1,894,931
1,743	Berry Plastics Corp. Term Loan C	2.261	04/03/15	1,645,147
25	BWAY Corp. Canadian Term Loan C	4.500	02/23/18	25,072
281	BWAY Corp. New Term Loan B	4.500	02/23/18	281,687
509	Consolidated Container Co., LLC Term Loan	2.438	03/28/14	493,918
1,818	Exopack, LLC Term Loan	6.500	05/26/17	1,816,854
3,813	Graham Packaging Co., L.P. Term Loan C	6.750	04/05/14	3,827,736
2,588	Graham Packaging Co., L.P. Term Loan D	6.000	09/23/16	2,597,524
394	Nexpak Corp. DIP Multi-Advance Term Loan (b)(d)	6.500	03/31/07	42,997
762	Nexpak Corp. DIP Revolver (b)(d)	6.500	03/31/07	83,129
820	Nexpak Corp. DIP Term Loan (b)(d)	6.500	03/31/07	89,437
2,579	Nexpak Corp. Subordinated Term Loan (b)(d)	8.500	03/31/07	0
2,022	Pertus Sechszehnte GmbH Term Loan B2 (Germany)	2.563	06/12/15	1,842,115
2,022	Pertus Sechszehnte GmbH Term Loan C2 (Germany)	2.813	06/13/16	1,852,227
384	Ranpak Corp. Term Loan	4.750	04/20/17	383,357
4,301	Reynolds Group Holdings, Inc. Term Loan E	4.250	02/09/18	4,282,762
800	Tegrant Corp. Second Lien Term Loan	5.750	03/08/15	715,336
See accompanying notes which are an integral part of this schedule.
          Invesco Prime Income Trust

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Containers & Glass Products (continued)
$2,789	Tricorbraun, Inc. Term Loan B	2.440%	07/31/13	$2,718,986

				28,085,902

	Cosmetics/Toiletries 1.5%
387	Bausch And Lomb, Inc. Delayed Draw Term Loan	3.436	04/24/15	385,095
1,589	Bausch And Lomb, Inc. Term Loan	3.480	04/24/15	1,582,050
1,000	Huish Detergents, Inc. Second Lien Term Loan	4.440	10/26/14	860,000
282	KIK Custom Products, Inc. Canadian Term Loan	2.530	06/02/14	250,137
1,643	KIK Custom Products, Inc. First Lien Term Loan	2.530	06/02/14	1,459,794
800	KIK Custom Products, Inc. Second Lien Term Loan	5.273	11/28/14	575,332
795	Levlad, LLC New Term Loan (a)	10.000	03/05/15	751,484
1,086	Marietta Intermediate Holding Corp. Term Loan B (a)	7.998	02/19/15	988,363
948	Prestige Brands, Inc. Term Loan B	4.760	03/24/16	951,665
669	Revlon Consumer Products Corp. New Term Loan B	4.750	11/17/17	670,625

				8,474,545

	Drugs 1.5%
3,483	Grifols, Inc. Term Loan B	6.000	06/01/17	3,501,554
750	Nyco Holdings 2 Aps Term Loan B2 (Denmark)	3.936	12/29/14	741,946
750	Nyco Holdings 2 Aps Term Loan C2 (Denmark)	4.686	12/29/15	746,100
1,556	Warner Chilcott Co., LLC New Term Loan B1	4.250	03/15/18	1,558,382
See accompanying notes which are an integral part of this schedule.
          Invesco Prime Income Trust

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Drugs (continued)
$778	Warner Chilcott Co., LLC New Term Loan B2	4.250%	03/15/18	$779,191
1,070	WC Luxco S.A. New Term Loan B3	4.250	03/15/18	1,071,387

				8,398,560

	Ecological Services & Equipment 1.4%
750	Environmental Systems Products Holdings, Inc. Second Lien Term Loan	13.500	09/12/14	750,053
641	Sensus Meeting Systems, Inc. First Lien Term Loan	4.750	05/09/17	644,237
636	ServiceMaster Co. Delayed Draw Term Loan	2.690	07/24/14	619,064
6,402	ServiceMaster Co. Term Loan	2.710	07/24/14	6,232,621

				8,245,975

	Electronics/Electrical 3.3%
561	Aeroflex, Inc. Term Loan B	4.250	05/09/18	560,945
633	Bentley Systems, Inc. Term Loan B	5.750	12/29/16	636,978
701	Butterfly Wendel US, Inc. Term Loan B2 (France)	3.464	06/23/14	688,866
701	Butterfly Wendel US, Inc. Term Loan C2 (France)	4.214	06/22/15	692,148
3,236	CDW Corp. Extended Term Loan	4.500	07/14/17	3,193,299
1,292	CommScope, Inc. New Term Loan B	5.000	01/14/18	1,301,507
587	DataTel, Inc. Extended First Lien Term Loan	5.000	02/20/17	588,700
3,266	Freescale Semiconductor, Inc. Extended Term Loan B	4.441	12/01/16	3,252,162
See accompanying notes which are an integral part of this schedule.
          Invesco Prime Income Trust

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Electronics/Electrical (continued)
$1,024	Infor Enterprise Solutions Holdings, Inc. Extended Delayed Draw Term Loan	5.940%	07/28/15	$997,912
1,963	Infor Enterprise Solutions Holdings, Inc. Extended Initial Term Loan	5.940	07/28/15	1,912,665
2,542	Open Solutions, Inc. Term Loan B	2.395	01/23/14	2,201,910
465	Proquest CSA, LLC Term Loan	3.750	02/09/14	464,758
2,189	Spectrum Brands, Inc. New Term Loan B	5.000	06/17/16	2,206,839

				18,698,689

	Farming/Agriculture 0.4%
968	WM. Bolthouse Farms, Inc. New First Lien Term Loan	5.500	02/11/16	969,961
1,091	WM. Bolthouse Farms, Inc. New Second Lien Term Loan	9.500	08/11/16	1,106,078

				2,076,039

	Financial Intermediaries 3.5%
2,897	Fidelity National Information Solutions, Inc. Term Loan B	5.250	07/18/16	2,914,085
4,469	Fifth Third Processing Solutions, LLC Term Loan B1	4.500	11/03/16	4,468,980
534	MoneyGram International, Inc. Term Loan B	4.530	11/17/17	534,938
3,718	Nuveen Investments, Inc. Extended Term Loan	5.760	05/12/17	3,723,551
1,431	Nuveen Investments, Inc. First Lien Term Loan	3.260	11/13/14	1,415,502
76	RJO Holdings Corp. FCM Term Loan	6.190	12/10/15	68,739
See accompanying notes which are an integral part of this schedule.
          Invesco Prime Income Trust

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Financial Intermediaries (continued)
$2,421	RJO Holdings Corp. HoldCo Term Loan B	6.190%	12/10/15	$1,876,500
1,439	Trans Union, LLC New Term Loan B	4.750	02/12/18	1,439,819
1,391	Transfirst Holdings, Inc. Second Lien Term Loan (a)	6.250	06/15/15	1,317,199
2,181	Transfirst Holdings, Inc. Term Loan B	3.000	06/15/14	2,113,966

				19,873,279

	Food Products 3.2%
656	Acosta, Inc. Term Loan	4.750	03/01/18	657,002
494	Advantage Sales & Marketing, Inc. Second Lien Term Loan	9.250	06/18/18	503,554
1,469	Advantage Sales & Marketing, Inc. Term Loan B	5.250	12/18/17	1,473,793
499	Dean Foods Co. Extended Term Loan B1	3.500	04/02/16	486,429
4,502	Del Monte Foods Co. Term Loan	4.500	03/08/18	4,496,625
577	Dole Food Co. Inc. Term Loan B	5.200	03/02/17	578,468
1,434	Dole Food Co. Inc. Term Loan C	5.220	03/02/17	1,436,769
1,314	Farley’s & Sathers Candy Co., Inc. Term Loan B	6.500	03/30/18	1,320,207
1,868	JBS USA Holdings, Inc. Term Loan	4.250	05/25/18	1,868,822
3,287	Pierre Foods, Inc. First Lien Term Loan	7.000	09/30/16	3,325,956
325	Pierre Foods, Inc. Second Lien Term Loan	11.250	09/29/17	333,471
1,966	Pinnacle Foods Holdings Corp. Term Loan D	6.000	04/02/14	1,981,911

				18,463,007

See accompanying notes which are an integral part of this schedule.
          Invesco Prime Income Trust

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Food Service 1.6%
$3,572	Burger King Corp. New Term Loan B	4.500%	10/19/16	$3,565,262
696	Center Cut Hospitality, Inc. Term Loan	9.250	07/06/14	693,952
118	Darling International, Inc. Term Loan	5.000	12/16/16	118,311
367	Dunkin’ Brands, Inc. Add on Term Loan B	4.250	11/23/17	367,237
1,746	NPC International, Inc. Term Loan B	1.950	05/03/13	1,735,011
250	OSI Restaurant Partners, LLC Revolver	2.250	06/14/13	239,902
2,573	OSI Restaurant Partners, LLC Term Loan B	2.500	06/14/14	2,467,268
8	Sbarro, Inc. Delayed Draw Term Loan (e)	4.750	10/05/11	8,195
18	Sbarro, Inc. DIP Term Loan	8.750	10/05/11	18,028
4	Sbarro, Inc. Second Lien Term Loan	8.750	10/05/11	3,824

				9,216,990

	Food/Drug retailers 2.7%
1,450	General Nutrition Centers, Inc. New Term Loan B	4.250	03/02/18	1,449,188
1,082	NBTY, Inc. New Term Loan B	4.250	10/02/17	1,084,134
2,365	Rite Aid Corp. Term Loan B	1.940	06/04/14	2,263,794
3,875	Rite Aid Corp. Tranche 5	4.500	02/28/18	3,824,841
3,687	Roundy’s Supermarkets, Inc. Extended Term Loan	7.000	11/03/13	3,695,737
3,521	Supervalu, Inc. Term Loan B3	4.500	04/28/18	3,467,902

				15,785,596

	Forest Products 0.8%
2,387	Cenveo Corp. Term Loan B	6.250	12/21/16	2,409,579
See accompanying notes which are an integral part of this schedule.
          Invesco Prime Income Trust

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Forest Products (continued)
$276	White Birch Paper Co. DIP Delayed Draw Term Loan (Canada) (e)	6.720%	09/30/11	$274,257
1,687	White Birch Paper Co. DIP Term Loan B (Canada)	12.000	09/30/11	1,677,080
465	Xerium Technologies, Inc. New Term Loan B	5.500	05/22/17	467,337

				4,828,253

	Health Care 6.7%
1,748	Biomet, Inc. Term Loan B	3.230	03/25/15	1,736,591
4,758	Carestream Health, Inc. Term Loan B	5.000	02/25/17	4,454,717
4,904	Community Health Systems, Inc. Extended Term Loan B	3.754	01/25/17	4,795,976
197	Community Health Systems, Inc. Non Extended Term Loan	2.504	07/25/14	190,425
11	Community Health Systems, Inc. Non-Extended Delayed Draw	2.504	07/25/14	10,565
1,361	DJO Finance, LLC New Term Loan B	3.186	05/20/14	1,349,441
2,245	Drumm Investors, LLC Term Loan	5.000	05/04/18	2,202,576
454	Genoa Healthcare Group, LLC Second Lien Term Loan	6.250	02/10/13	452,057
845	Genoa Healthcare Group, LLC Term Loan B	5.500	08/10/12	824,887
1,907	Gentiva Health Services, Inc. New Term Loan B	4.750	08/17/16	1,891,579
3,040	Harlan Sprague Dawley, Inc. Term Loan B	3.730	07/11/14	2,836,997
11	HCA, Inc. Extended Term Loan B2	3.496	03/31/17	10,608
See accompanying notes which are an integral part of this schedule.
               Invesco Prime Income Trust

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Health Care (continued)
$1,686	HCA, Inc. Extended Term Loan B3	3.496%	05/01/18	$1,661,588
1,457	HCR Healthcare, LLC New Term Loan	5.000	04/06/18	1,434,257
2,112	IMS Health, Inc. New Term Loan B	4.500	08/25/17	2,118,221
1,482	Kindred Healthcare, Inc. Term Loan	5.250	06/01/18	1,481,547
1,595	Medpace, Inc. Term Loan	6.500	06/22/17	1,578,877
393	National Renal Institues, Inc. Term Loan (a)	8.500	03/31/13	399,303
2,059	Quintiles Transnational Corp. New Term Loan B	5.000	06/08/18	2,049,891
1,428	Skilled Healthcare Group, Inc. Term Loan B	5.250	04/08/16	1,432,172
1,254	Sun Healthcare Group Inc. New Term Loan B	7.500	10/15/16	1,250,493
962	Surgery Center Holdings, Inc. Term Loan B	6.500	02/06/17	970,416
1,571	Surgical Care Affiliates, Inc. Term Loan	2.246	12/29/14	1,548,005
925	Trizetto Group, Inc. Term Loan B	4.750	05/02/18	918,454
17	United Surgical Partners, International Inc. Delayed Draw Term Loan	2.190	04/21/14	16,815
777	United Surgical Partners, International Inc. Term Loan B	2.230	04/19/14	762,589
363	Universal Health Services, Inc. New Term Loan B	4.000	11/15/16	364,777

				38,743,824

See accompanying notes which are an integral part of this schedule.
               Invesco Prime Income Trust

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Home Furnishings 0.9%
$665	Brown Jordan International, Inc. Term Loan	6.214%	04/30/12	$647,054
471	Hunter Fan Co. Second Lien Term Loan	6.940	10/16/14	407,845
425	Mattress Holdings Corp. Term Loan B	2.500	01/17/14	406,161
1,380	National Bedding Co. LLC Second Lien Term Loan	5.313	02/28/14	1,338,414
1,006	Quality Home Brands Holdings, LLC Cash Pay Term Loan (a)	9.500	06/30/14	721,114
955	Quality Home Brands Holdings, LLC PIK Term Loan (a)	11.250	06/30/14	648,310
831	Springs Windows Fashions, LLC New Term Loan B	6.000	05/26/17	821,289

				4,990,187

	Industrial Equipment 1.0%
491	Bucyrus International, Inc. Term Loan C	4.250	02/19/16	492,688
537	JMC Steel Group, Inc. Term Loan	4.750	04/03/17	539,272
898	Manitowoc Co., Inc. New Term Loan B	4.250	11/13/17	902,874
2,695	Mold-Masters Luxembourg Holdings S.A. Mold Masters Term Loan	3.813	10/10/14	2,639,502
1,323	Polypore, Inc. Incremental Term Loan	2.190	07/03/14	1,316,853

				5,891,189

	Insurance 2.1%
2,784	Alliant Holdings I, Inc. Term Loan B	3.246	08/21/14	2,755,922
1,061	Alliant Holdings I, Inc. Term Loan D	6.750	08/21/14	1,065,258
See accompanying notes which are an integral part of this schedule.
               Invesco Prime Income Trust

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Insurance (continued)
$1,673	AmWins Group, Inc. First Lien Term Loan	2.760%	06/08/13	$1,656,058
362	C.G. JCF Corp. Term Loan	3.190	08/01/14	355,971
444	HMSC Corp. Second Lien Term Loan	5.686	10/03/14	327,407
1,653	Sedgwick CMS Holdings, Inc. New Term Loan	5.000	12/30/16	1,654,441
1,500	Sedgwick CMS Holdings, Inc. Second Lien Term Loan	9.000	05/26/17	1,505,625
2,876	USI Holdings Corp. Term Loan	2.690	05/05/14	2,811,190

				12,131,872

	Leisure Goods/Activities/Movies 2.9%
2,935	24 Hour Fitness Worldwide, Inc. New Term Loan	6.750	04/22/16	2,924,885
1,167	Alpha D2 Ltd. Second Lien Term Loan (United Kingdom)	3.901	06/30/14	1,115,870
517	Alpha D2 Ltd. Term Loan B (United Kingdom)	2.651	12/31/13	498,859
329	Alpha D2 Ltd. Term Loan B2 (United Kingdom)	2.650	12/31/13	317,154
253	Bombardier Recreational Products, Inc. Term Loan (Canada)	2.790	06/28/13	247,459
790	Fender Musical Instruments Corp. Delayed Draw Term Loan	2.440	06/09/14	764,639
1,559	Fender Musical Instruments Corp. Term Loan B	2.440	06/09/14	1,509,073
112	Hicks Sports Group, LLC	14.999	10/31/11	113,043
463	IMG Worldwide, Inc. New Term Loan B	5.500	06/16/16	462,355
See accompanying notes which are an integral part of this schedule.
               Invesco Prime Income Trust

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Leisure Goods/Activities/Movies (continued)
$2,354	Live Nation Entertainment, Inc. Term Loan B	4.500%	11/07/16	$2,355,415
558	Playcore Wisconsin, Inc. Tranche B	2.820	02/21/14	544,275
1,081	Regal Cinemas, Inc. Term Loan B	3.496	08/23/17	1,081,579
3,847	SABRE, Inc. Term Loan B	2.210	09/30/14	3,463,052
1,014	SRAM, LLC New Term Loan B	4.770	06/07/18	1,013,325
467	Universal City Development Partners, Ltd. New Term Loan B	5.500	11/06/14	468,168

				16,879,151

	Lodging & Casinos 7.0%
342	Ameristar Casinos, Inc. Term Loan B	4.000	04/13/18	343,873
2,085	Boyd Gaming Corp. Extended Revolver	1.812	12/17/15	1,881,428
3,000	Boyd Gaming Corp. Revolver	1.812	05/24/12	2,919,105
1,728	Boyd Gaming Corp. Term Loan	3.686	12/17/15	1,674,164
3,414	Caesars Entertainment Operating Co. Term Loan B1	3.274	01/28/15	3,083,491
424	Caesars Entertainment Operating Co. Term Loan B2	3.246	01/28/15	382,687
6,029	Caesars Entertainment Operating Co. Term Loan B3	3.270	01/28/15	5,444,593
1,521	Cannery Casino Resorts, LLC Delayed Draw Term Loan	4.436	05/20/13	1,501,707
2,500	Cannery Casino Resorts, LLC Second Lien Term Loan	4.436	05/16/14	2,366,412
1,839	Cannery Casino Resorts, LLC Term Loan B	4.436	05/17/13	1,815,902
See accompanying notes which are an integral part of this schedule.
               Invesco Prime Income Trust

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Lodging & Casinos (continued)
$2,635	CCM Merger, Inc. New Term Loan B	7.000%	03/01/17	$2,672,058
173	Chester Downs and Marina, LLC Incremental Term Loan	12.375	07/29/16	176,717
433	Golden Nugget, Inc. New Delayed Draw Term Loan (a)	3.190	06/30/14	382,162
761	Golden Nugget, Inc. Term Loan B (a)	3.190	06/30/14	671,346
1,546	Isle of Capri Casinos, Inc. New Term Loan B	4.750	11/01/13	1,555,043
1,271	Las Vegas Sands, LLC/Venetian Casino Extended Delayed Draw Term Loan 2	2.690	11/23/15	1,236,722
2,007	Las Vegas Sands, LLC/Venetian Casino Extended Term Loan B	2.690	11/23/16	1,953,028
527	Magnolia Hill, LLC Delayed Draw Term Loan	3.440	10/30/13	471,225
1,499	Magnolia Hill, LLC Term Loan	3.440	10/30/13	1,341,178
1,535	Twin River Worldwide Holdings, Inc. Term Loan	7.750	11/05/15	1,541,066
2,829	VML US Finance, LLC Delayed Draw Term Loan B	4.690	05/25/12	2,827,215
4,017	VML US Finance, LLC New Project Term Loan	4.690	05/27/13	4,015,360
157	VML US Finance, LLC Term Loan B	4.690	05/27/13	157,173

				40,413,655

	Nonferrous Metals/Minerals 0.0%
185	Novelis, Inc. New Term Loan B	3.750	03/10/17	185,293

See accompanying notes which are an integral part of this schedule.
               Invesco Prime Income Trust

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Oil & Gas 2.7%
$501	Big West Oil, LLC New Term Loan	7.000%	03/31/16	$506,648
2,932	CCS Income Trust Term Loan B	3.246	11/14/14	2,794,908
683	Citgo Petroleum Corp. Term Loan B	8.000	06/24/15	694,071
1,852	Dynegy Holdings, Inc. Synthetic Letter of Credit	4.030	04/02/13	1,818,146
147	Dynegy Holdings, Inc. Term Loan B	4.030	04/02/13	144,115
983	Glenn Pool Oil & Gas Trust Term Loan	4.500	05/02/16	985,781
1,894	Obsidian Natural Gas Trust Term Loan	7.000	11/02/15	1,922,389
1,550	Ram Energy Resources, Inc. Second Lien Term Loan	11.000	09/13/16	1,546,027
1,226	Semgroup Corp. Term Loan B	5.750	06/15/18	1,224,075
2,286	Western Refining, Inc. New Term Loan B	7.500	03/15/17	2,321,215
1,271	Willbros United States Holdings, Inc. Term Loan B	9.500	06/30/14	1,277,331

				15,234,706

	Publishing 5.6%
7,354	Cengage Learning Acquisitions, Inc. Term Loan	2.500	07/03/14	6,628,210
980	Cengage Learning Acquisitions, Inc. Tranche 1 Incremental	7.500	07/03/14	984,697
2,277	Clarke American Corp. Term Loan B	2.720	06/30/14	2,044,012
1,787	Cygnus Business Media, Inc. Term Loan (a)	9.750	06/30/13	1,116,823
1,658	Endurance Business Media, Inc. First Lien Term Loan	6.500	12/15/14	580,173
See accompanying notes which are an integral part of this schedule.
               Invesco Prime Income Trust

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Publishing (continued)
$2,219	F&W Media, Inc. Term Loan	7.750%	06/09/14	$2,007,979
52	Gatehouse Media Operating, Inc. Delayed Draw Term Loan	2.190	08/28/14	18,696
139	Gatehouse Media Operating, Inc. Term Loan B	2.190	08/28/14	50,077
3,924	Getty Images, Inc. New Term Loan	5.250	11/07/16	3,949,715
872	Knowledgepoint 360 Group, LLC First Lien Term Loan	3.520	04/14/14	824,417
2,749	MC Communications, LLC Term Loan (a)	6.750	12/31/12	549,826
549	Medianews Group New Term Loan	8.500	03/19/14	547,840
1,433	Medimedia Usa, Inc. Term Loan B	2.440	10/05/13	1,346,550
400	Merrill Communications, LLC Term Loan	7.500	12/24/12	400,300
2,033	Network Communications, Inc. Term Loan	5.510	11/29/13	1,413,216
12,191	Tribune Co. Term Loan B (b)(c)	5.250	06/04/14	8,289,919
3,242	Yell Group PLC New Term Loan B1 (United Kingdom)	3.936	07/31/14	1,296,623

				32,049,073

	Radio & Television 7.4%
513	Barrington Broadcasting Group, LLC Term Loan	4.500	08/12/13	500,792
604	Citadel Broadcasting Corp. New Term Loan B	4.250	12/30/16	604,689
8,992	Clear Channel Communication Term Loan B	3.836	01/28/16	7,642,815
2,557	CMP KC, LLC Revolver (b)(d)	6.250	05/03/10	351,583
4,856	CMP KC, LLC Term Loan (b)	6.250	10/03/11	667,735
See accompanying notes which are an integral part of this schedule.
               Invesco Prime Income Trust

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Radio & Television (continued)
$4,837	CMP Susquehanna Corp. Term Loan	2.188%	05/03/13	$4,803,955
2,648	Foxco Acquisition Sub, LLC Term Loan B	4.750	07/14/15	2,654,692
1,618	Harron Communications, L.P. Term Loan B	5.250	04/06/17	1,619,942
544	High Plains Broadcasting Operating Co., LLC Term Loan	9.000	09/14/16	546,896
2,750	Multicultural Radio Broadcasting, Inc. Second Lien Term Loan	5.936	06/18/13	2,227,500
983	Multicultural Radio Broadcasting, Inc. Term Loan	2.950	12/18/12	904,290
1,082	Nep II, Inc. Extended Term Loan B2	3.496	02/16/17	1,076,882
1,987	Newport Television, LLC Term Loan B	9.000	09/14/16	1,995,708
1,371	Raycom TV Broadcasting, Inc. Term Loan B	4.500	05/31/17	1,371,406
12,456	Univision Communications, Inc. Extended Term Loan	4.436	03/31/17	11,849,169
3,414	Weather Channel New Term Loan B	4.250	02/13/17	3,431,909

				42,249,963

	Retailers (except food & drug) 4.2%
3,103	AMSCAN Holdings, Inc. Term Loan B	6.750	12/04/17	3,118,473
1,878	Claire’s Stores, Inc. Term Loan B	3.000	05/29/14	1,725,991
1,410	Educate, Inc. Term Loan	8.500	06/16/14	1,415,690
1,173	FTD Group, Inc. New Term Loan	4.750	06/06/18	1,171,259
See accompanying notes which are an integral part of this schedule.
               Invesco Prime Income Trust

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Retailers (except food & drug) (continued)
$2,870	Guitar Center, Inc. Extended Term Loan	5.500%	04/10/17	$2,701,580
652	Gymboree Corp. New Term Loan	5.000	02/23/18	632,118
4,374	J. Crew Group, Inc. New Term Loan B	4.750	03/07/18	4,196,415
1,742	Michaels Stores, Inc. Term Loan B2	4.790	07/31/16	1,735,352
4,994	Neiman Marcus Group, Inc. New Term Loan	4.750	05/16/18	4,932,991
2,268	Petco Animal Supplies, Inc. New Term Loan	4.500	11/24/17	2,265,246
252	Pilot Travel Centers, LLC New Term Loan B	4.250	03/30/18	252,765

				24,147,880

	Steel 0.1%
823	Wire Rope Corp. of America, Inc. Term Loan	5.000	02/10/14	822,243

	Surface transport 1.4%
657	Avis Budget Car Rental, LLC New Term Loan	5.750	04/19/14	662,606
736	Hertz Corp. New Synthetic LC	3.750	03/09/18	721,773
3,491	Hertz Corp. Term Loan B	3.750	03/09/18	3,478,035
451	JHCI Acquisition, Inc. First Lien Term Loan	2.690	06/19/14	417,541
1,625	Kenan Advantage Group, Inc. New Term Loan	4.500	06/10/16	1,630,935
1,540	Swift Transportation Co. Inc. Term Loan B	6.000	03/01/17	1,551,087

				8,461,977

	Telecommunications 6.7%
2,901	Avaya, Inc. Extended Term Loan B3	4.755	10/26/17	2,798,984
435	Avaya, Inc. Term Loan	3.005	10/24/14	419,051
See accompanying notes which are an integral part of this schedule.
               Invesco Prime Income Trust

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Telecommunications (continued)
$6,439	Fairpoint Communications, Inc. New Term Loan B	6.500%	01/22/16	$5,783,346
2,387	Global Tel*Link Corp. New Term Loan B	5.000	11/10/16	2,381,249
856	Hawaiian Telcom Communications, Inc. Exit Term Loan	9.000	11/01/15	881,265
997	Integra Telecom, Inc. New Term Loan B	9.250	04/15/15	1,001,222
3,141	Level 3 Communications, Inc. Add on Term Loan	11.500	03/13/14	3,335,560
4,150	Level 3 Communications, Inc. Tranche A Term Loan	2.533	03/13/14	4,028,737
5,673	MetroPCS Wireless, Inc. New Term Loan B	4.000	03/16/18	5,685,867
640	Paetec Holding Corp. Term Loan	5.000	05/31/18	637,330
1,563	Securus Technologies Holdings, Inc. New Term Loan	6.250	05/31/17	1,558,965
1,601	Syniverse Technologies, Inc. Term Loan B	5.250	12/21/17	1,611,231
3,383	TowerCo Finance, LLC Term Loan B	5.250	02/02/17	3,397,222
2,233	West Corp. Term Loan B5	4.508	07/15/16	2,239,302
2,980	Yankee Cable Acquisition, LLC Term Loan B1	6.500	08/26/16	2,983,608

				38,742,939

	Utilities 7.3%
2,627	Aes Corp. New Term Loan	4.250	05/28/18	2,632,719
3,785	BRSP, LLC Term Loan B	7.500	06/04/14	3,808,645
5,712	Calpine Corp. New Term Loan	4.500	04/02/18	5,663,341
2,400	FirstLight Power Resources, Inc. Second Lien Term Loan	4.750	05/01/14	2,244,000
See accompanying notes which are an integral part of this schedule.
          Invesco Prime Income Trust

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Utilities (continued)
$1,993	FirstLight Power Resources, Inc. Term Loan B	2.750%	11/01/13	$1,963,469
688	Great Point Power Term Loan B1	3.480	03/10/17	691,051
404	Mach Gen, LLC Letter of Credit	2.307	02/22/13	377,456
2,492	NRG Energy, Inc. Extended Letter of Credit	5.500	08/31/15	2,493,109
412	NRG Energy, Inc. Extended Term Loan B	3.630	08/31/15	411,965
2,781	Primary Energy Operations, LLC New Term Loan	6.500	10/23/14	2,767,772
3,563	Star West Generation, LLC Term Loan B	6.000	05/14/18	3,544,779
2,043	Texas Competitive Electric Holdings Co., LLC Extended Term Loan	4.730	10/10/17	1,601,923
14,489	Texas Competitive Electric Holdings Co., LLC Non-Extended Term Loan	3.690	10/10/14	12,281,326
1,333	TPF Generation Holdings, LLC Second Lien Term Loan C	4.496	12/15/14	1,289,587

				41,771,142

	Total Variable Rate** Senior Loan Interests 113.4%			652,499,534

	Notes 5.5% Airlines 0.1%
610	Continental Airlines, Inc. (f)	6.750	09/15/15	616,100

	Broadcasting 0.0%
189	AMC Networks Inc.	7.750	07/15/21	196,322

	Building & Development 0.1%
291	Realogy Corp. (f)	7.875	02/15/19	291,000

See accompanying notes which are an integral part of this schedule.
               Invesco Prime Income Trust

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Chemicals & Plastics 1.1%
$5,168	Lyondell Chemical Co.	11.000%	05/01/18	$5,771,471
874	Wellman, Inc. (a)	5.000	01/29/19	743,043

				6,514,514

	Conglomerates 0.1%
680	Goodman Networks, Inc.	12.125	07/01/15	676,600

	Containers & Glass Products 0.6%
3,502	Berry Plastics Corp. (g)	5.028	02/15/15	3,458,225

	Ecological Services & Equipment 0.1%
447	Environmental Systems Products Holdings, Inc. (a)	18.000	03/31/15	447,266

	Food Products 0.2%
1,333	Verso Paper Holding LLC (g)	4.023	08/01/14	1,229,693

	Health Care 0.5%
3,000	Apria Healthcare Group, Inc.	11.250	11/01/14	3,090,000

	Lodging & Casinos 0.7%
3,462	Harrah’s Operating Escrow, LLC (f)	11.250	06/01/17	3,912,060

	Structured Products 0.6%
261	Apidos CDO Ltd.	3.600	01/20/19	199,665
462	Ares 2007-11A D	3.000	10/11/21	344,190
134	Atrium CDO Corp.	9.176	06/08/19	127,970
715	Columbus Nova CDO Ltd.	3.600	05/16/19	550,550
377	Flagship CLO V	4.750	06/10/21	313,069
589	Halcyon Loan Investors CLO Ltd.	3.873	04/24/21	426,082
759	NG Investment Management CLO Ltd.	3.776	12/13/20	532,059
See accompanying notes which are an integral part of this schedule.
               Invesco Prime Income Trust

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Structured Products (continued)
$471	Sierra CLO Ltd. (f)	3.774%	01/22/21	$369,735
569	Silverado CLO Ltd.	4.026	10/16/20	420,491

				3,283,811

	Telecommunications 0.1%
378	Paetec Holding Corp.	8.875	06/30/17	399,735

	Utilities 1.3%
3,027	Calpine Corp. (f)	7.500	02/15/21	3,110,323
2,566	Calpine Corp. (f)	7.875	01/15/23	2,630,366
1,568	NRG Energy, Inc.	7.625	05/15/19	1,568,000

				7,308,689

	Total Notes 5.5%			31,424,015

	Shares	Value

Preferred Stock (h) 0.1%
Ecological Services & Equipment 0.1%
Environmental Systems Products Holdings, Inc. (Acquired 09/12/07, Cost $0)	1,706	266,136

Financial Intermediaries 0.0%
RJO Holdings Corp.	259	38,934

Total Preferred Stock 0.1%		305,070

Common Stocks (h) 1.4%
Building & Development 0.3%
Axia Acquisition Corp. (f)	108	270,800
Contech Construction Products, Inc.	96,800	0
Newhall holding Co., LLC	334,648	510,338
Rhodes Homes	1,038,734	285,651
WCI Communities, Inc.	4,575	457,500

		1,524,289

Chemicals & Plastics 0.0%
LyondellBasell Industries Class A	3,357	129,312
Wellman Holdings, Inc.	810	0

		129,312

Construction Materials 0.1%
Building Materials Holding Corp. (f)	338,908	440,581

Consumer Sundries 0.6%
Marietta Intermediate Holding Corp. (Acquired 12/22/04, Cost $906,499)	1,192,873	942,370
World Kitchen, Inc. (Acquired 01/31/03, Cost $138,363)	52,654	2,188,300

		3,130,670

Containers & Packaging 0.0%
Nexpak Holdings LLC (Acquired 01/01/05, Cost $6,411,681)	70	0

Cosmetics/Toiletries 0.0%
Natural Products Group, Inc. (f)	4,893	24,463

Ecological Services & Equipment 0.1%
Environmental Systems Products Holdings, Inc. (Acquired 09/12/07, Cost $0)	7,453	819,830

See accompanying notes which are an integral part of this schedule.
               Invesco Prime Income Trust

	Shares	Value

Financial Intermediaries 0.0% RJO Holdings Corp.	3,875	$36,447

Home Furnishings 0.0% Generation Brands LLC (Acquired 02/01/10, Cost $0)	1,835	0

Leisure Equipment & Products 0.0% MEGA Brands, Inc. (Canada) (f)	19,576	197,901

Lodging & Casinos 0.1% Wembley, Inc., Class A	54,916	599,518
Wembley, Inc., Class B	2,333	18,667

		618,185

Oil & Gas 0.2% Vitruvian Exploration LLC	28,650	938,288

Publishing 0.0% CommerceConnect Media Holdings (Acquired 09/29/09, cost $563,883)	2,650	0
Endurance Business Media, Inc.	3,425	34,251
F&W Media, Inc.	7,895	987
MC Acquisitons Corp. (Acquired 07/02/09, Cost $0)	517,761	0
SuperMedia, Inc.	2,908	10,905

		46,143

Total Common Stocks 1.4%		7,906,109

Warrants (h) 0.0% Radio & Television 0.0% Cumulus Media, Inc. (Acquired 01/14/10, Cost $0)	2,637	6,144

Publishing 0.0% F&W Media, Inc. (f)	1,666	208

Total Warrants 0.0%		6,352

Total Long-Term Investments 120.4%
(Cost $748,236,633)		692,141,080
See accompanying notes which are an integral part of this schedule.
               Invesco Prime Income Trust

Value

Time Deposit 0.5%
State Street Bank & Trust Co. ($3,099,552 par, 0.01% coupon, dated 6/30/11, to be sold on 07/01/11 at $3,099,553) (Cost $3,099,552)	$3,099,552

Total Investments 120.9% (Cost $751,336,185)	695,240,632

Borrowings (19.3%)	(111,000,000)

Other assets less liabilities (1.6%)	(9,020,564)

Net Assets 100.0%	$575,220,068

Investment Abbreviations:
CDO- Collateralized debt obligation
CLO- Collateralized loan obligation
DIP- Debtor-in-possession
PIK- Payment-in-kind

Notes to Schedule of Investments:

(a)	All or portion of this security is payment-in-kind.

(b)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at June 30, 2011 was $11,863,329, which represented 2.06% of the Trust’s Net Assets.

(c)	This borrower has filed for protection in federal bankruptcy court.

(d)	The borrower is in the process of restructuring or amending the terms of this loan.

(e)	All or a portion of this security is designated in connection with unfunded loan commitments. See Note 3.
See accompanying notes which are an integral part of this schedule.
               Invesco Prime Income Trust

(f)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at June 30, 2011, was $11,665,636 which represented 2.03% of the Trust’s Net Assets.

(g)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on June 30, 2011.

(h)	Non-income producing securities acquired through the restructuring of senior loans.

*	Senior Loans in the Trust’s portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Trust’s portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Trust’s portfolio may be substantially less than the stated maturities shown.

**	Senior Loans in which the Trust invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks or (iii) the certificate of deposit rate. Senior Loans are generally considered to be restricted in that the Trust ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan. The stated coupon rates reflect the weighted average rate of the outstanding contracts for each loan as of June 30, 2011.
Swap agreements outstanding as of June 30, 2011:
Credit Default Swaps

			Pay/Receive		Implied	Notional			Credit Rating of
Counterparty	Reference Entity	Buy/Sell Protection	Fixed Rate	Expiration Date	Credit Spread(a)	Amount (000)	Upfront Payments	Value	Reference Entity (b)

Goldman Sachs International	Texas Competitive Electric Holdings Co, LLC	Sell	5.00%	3/20/2012	4.95%	3,000	67,500	5,613	B-

(a)	Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

(b)	Credit rating as issued by Standard and Poor’s.
See accompanying notes which are an integral part of this schedule.
               Invesco Prime Income Trust

Notes to Quarterly Schedule of Portfolio Holdings
June 30, 2011
(Unaudited)
NOTE 1 — Significant Accounting Policies
A.	Security Valuations — Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.
     Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
     Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
     Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Trust may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
     Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer
Invesco Prime Income Trust

specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
     Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transaction are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from the settlement date. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
     The Trust may periodically participate in litigation related to Trust investments. As such, the Trust may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
     Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Trust’s net asset value and, accordingly, they reduce the Trust’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Trust and the investment adviser.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

E.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Trust may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Trust on such interests or securities in connection with such transactions prior to the date the Trust actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Trust will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

F.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Trust’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
     The Trust may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
Invesco Prime Income Trust

G.	Swap Agreements — The Trust may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.
     Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
     A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Trust as a protection buyer would cease paying its fixed payment, the Trust would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Trust. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Trust as a protection seller would cease to receive the fixed payment stream, the Trust would pay the buyer “par value” or the full notional value of the referenced obligation, and the Trust would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Trust receives the fixed payment over the life of the agreement. As the seller, the Trust would effectively add leverage to its portfolio because, in addition to its total net assets, the Trust would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement.
     Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
     Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Trust accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Trust segregates liquid securities having a value at least equal to the amount of the potential obligation of a Trust under any swap transaction. The Trust’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Trust and the counterparty and by the posting of collateral by the counterparty to cover the Trust’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.
H.	Industry Concentration — To the extent that the Trust is concentrated in securities of issuers in the banking and financial services industries, the Trust’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.

I.	Leverage Risk — The Trust may utilize leverage to seek to enhance the yield of the Trust by borrowing or issuing preferred shares. There are riks associated with borrowing or issuing preferred shares in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the common shares, and that fluctuations in the interest rates on the borrowing or dividend rates on preferred shares may affect the yield and distributions to the common shareholders. There can be no assurance that the Trust’s leverage strategy will be successful.

J.	Bank Loan Risk Disclosures — Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or broad of trade on which
Invesco Prime Income Trust

floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resouces to honor their obligations and by monitoring the financial stability of those counterparties.

K.	Other Risks — The Trust may invest all or substantially of its assets in senior secured floating rate loans, senior secured debt securities or other securities rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.
     The Trust invests in Corporate Loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Trust in a Corporate Loan may take the form of participation interests or assignments. If the Trust purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Trust would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Trust’s rights against the Borrower but also for the receipt and processing of payments due to the Trust under the Corporate Loans. As such, the Trust is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Trust and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.
NOTE 2 — Additional Valuation Information
Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1	— Prices are determined using quoted prices in an active market for identical assets.

Level 2	— Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3	— Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Trust’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
     The following is a summary of the tiered valuation input levels, as of June 30, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
     During the nine months ended June 30, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Investments in an Asset Position

Variable Rate Senior Loan Interests	$—	$652,283,971	$215,563	$652,499,534

Notes	—	30,680,972	743,043	31,424,015

Equities	356,785	3,644,110	4,216,636	8,217,531

Time Deposit	—	3,099,552	—	3,099,552

Credit Default Swaps	—	5,613	—	5,613

Total Investments in an Asset Position	$356,785	$689,714,218	$5,175,242	$695,246,245

Investments in a Liability Position

Unfunded Commitments	$—	$(607,766)	$—	$(607,766)

Invesco Prime Income Trust

NOTE 3 — Unfunded Loan Commitments
As of June 30, 2011, the Trust had unrealized (depreciation) on unfunded loan commitments of $(607,766), which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

			Unrealized
			Appreciation
Description	Type	Unfunded Commitments	(Depreciation)

Axia Acquisition Corp.	Revolver	$375,096	$(28,132)

CB Richard Ellis Services, Inc.	Revolver	731,484	(7,863)

Delta Air Lines, Inc.	Revolver	2,000,000	(83,120)

General Motors Holdings	Revolver	5,281,967	(486,915)

Sbarro, Inc.	Revolver	8,164	—

White Birch Paper Company	Term Loan	308,985	(1,736)

		$8,705,696	$(607,766)

NOTE 4 — Investment Securities
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Trust during the nine months ended June 30, 2011 was $643,737,365 and $686,879,984, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$15,853,902

Aggregate unrealized (depreciation) of investment securities	(79,076,654)

Net unrealized appreciation (depreciation) of investment securities	$(63,222,752)

Cost of investments for tax purposes is $758,463,384.
NOTE 5 — Proposed Reorganization
The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Trust would transfer all of its assets and liabilities to Invesco Van Kampen Senior Loan Fund (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund. The Agreement requires approval of the Trust’s shareholders for their consideration. As of the issuance date of this report, the Trust had not received sufficient votes to achieve quorum to approve the Agreement.
Invesco Prime Income Trust

Item 2. Controls and Procedures.
(a)	As of June 10, 2011, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of June 10, 2011, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 3. Exhibits.
Certifications of PEO and PFO as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: Invesco Prime Income Trust

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date: August 29, 2011
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date: August 29, 2011

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date: August 29, 2011

EXHIBIT INDEX
Certifications of Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.